EXECUTION COPY



VOID AFTER 5:00 P.M.
EASTERN TIME ON DECEMBER 29, 2004


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                        Right to Purchase Shares of Common Stock

Date: December 29, 1999


                            ON TECHNOLOGY CORPORATION
                             STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC or its registered assigns, is entitled to purchase from ON Technology Corporation, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Section 3 hereof, that number (if any) of fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), determined pursuant to Section 1 hereof at the exercise price (the "Exercise Price") defined below, subject to adjustment as contained herein. This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated December 29, 1999 between the Company and the signatories thereto (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 5 hereof. The term "Warrants" means this Warrant and any other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

         The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof (the "Holder") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively,

"Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

         The Exercise Price shall equal to $0.01 per share, subject to adjustment as contained herein.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. (a)Number of Shares Into Which This Warrant is Exercisable. Subject to adjustment as provided herein, on and after any Effective Date (as defined herein), this Warrant shall become exercisable into additional Shares. For purposes hereof, the number of additional Shares into which this Warrant becomes exercisable on and after an Effective Date shall be determined according to the following formula, where N represents such number:


                                     P - M
                               N = [-------] *O - V
                                       M



                  where:       P    =    the Per Share Purchase Price;
                               M    =    the greater of (x) the Market Price on
                                         the applicable Effective Date and (y)
                                         the lesser of (i) $8.00 and (ii) 80% of
                                         the Per Share Purchase Price;
                               O    =    the number of shares of the Company's
                                         Common Stock purchased by Holder at
                                         Closing; and
                               V    =    number of shares of the Company's
                                         Common Stock issued or issuable to
                                         Holder on any Effective Date pursuant
                                         to this Warrant.

Notwithstanding the foregoing, this Warrant shall not become exercisable for additional Shares pursuant to this Section 1(a) if such exercise would violate NASDAQ Rule 4460(i) (or any successor rule). To the extent that the immediately preceding sentence is applicable, the Company shall pay to the Purchaser an amount equal to (x) "N" times the Market Price on the applicable Effective Date.

         (b) Effective Dates. An "Effective Date" shall mean:

         (i) the date on which the Registration Statement (as defined in the Registration Rights Agreement) required to be filed by the Company pursuant to Section 2.1 of the Registration Rights Agreement is first declared effective; and

         (ii) if the Registration Statement has not been declared effective by the date which is six (6) months after the Closing Date (the "Effectiveness Trigger Date"), (A) the Effectiveness Trigger Date and
         (B) each date which is three (3) calendar months following the Effectiveness Trigger Date on which the Registration Statement has not yet been declared effective.

         2. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 9(f) hereof, this Warrant may be exercised as follows:

         (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 9(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 13(c) below), delivery to the Company of a written Exercise Agreement for a Cashless Exercise hereunder for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

         (b) Issuance of Certificates. Subject to Section 2(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

         (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

         (e) Buy-In. If (i) the Company fails for any reason (other than Holder's failure to pay to the Company the Exercise Price or to deliver to the Company a duly executed notice to exercise a Cashless Exercise) to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

         3. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 P.M., Eastern Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

         4. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all liens, claims and encumbrances.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) Listing. From and after the date of issuance of this Warrant, the Company shall have secured and shall thereafter, for at least five
(5) years after the date of issuance of this Warrant, maintain the listing of the shares of Common Stock issuable upon exercise of this Warrant upon The Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, as required by Section
4.10 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system; provided, however, that if the Company is a party to a transaction following which the holder hereof no longer holds shares of capital stock or securities convertible into shares of capital stock of the Company, such obligation shall cease with respect to the Company; provided, further, that if the shares of Common Stock, including the Warrant Shares, are converted in such transaction into shares of capital stock or other equivalent equity interest of another entity, such entity shall be bound by the provisions of this Section 4(c) for the remainder of the five (5) year term.

                  (d) Certain Actions Prohibited. Subject to the provisions of
Section 5(c), the Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant (including, without limitation, Section 5(c) hereof). Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant; provided, however, that if the Company is a party to a transaction following which the stockholders of the Company no longer hold shares of capital stock of the Company, such obligation shall cease with respect to the Company; provided, further, that if the shares of Common Stock, including the Warrant Shares, are converted in such transaction into shares of capital stock or other equivalent equity interest of another entity, such entity shall be bound by the provisions of this Section 4(d) for the remainder of the five
(5) year term.

         5. Antidilution Provisions. During the Exercise Period or until fully exercised, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                  (a) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise

Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) Major Transactions. If the Company shall consolidate or merge with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for Common Stock constituting less than thirty percent (30%) of the Company's Common Stock then outstanding)) or any subsidiary of the Company shall be a party to a merger or consolidation or other extraordinary transaction and the Company issues thirty percent (30%) or more of its Common Stock in any such merger, consolidation or other transaction or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock (each of the foregoing being a "Major Transaction"), then each holder of a Warrant may thereafter, at its option, be entitled, at its election, either to (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain its Warrant and such Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon the cashless exercise of such Warrant would have been entitled upon such Major Transaction had such holder so exercised the Warrant (without regard to any limitations on conversion or elsewhere contained) on the trading date immediately preceding, at the option of Holder, either the public announcement of the transaction resulting in such Major Transaction or the consummation of such major transaction and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and (ii) cash paid by the Company in immediately available funds, in an amount equal to one hundred percent (100%) of the Black-Scholes Amount (as defined herein) times the number of shares of Common Stock for which this Warrant was exercisable (without regard to any limitations on exercise herein contained); and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated December 29, 1999 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations under the Registration Rights Agreement (provided any cash election pursuant to clause (ii) above must be made in writing to the Company within ten (10) business days following consummation of such applicable transaction (or, in the event that a Company Transaction (as defined below) occurs, within ten (10) business days following the Measurement Period (as defined below)). If the application of clause (b) of the first sentence of this
Section 5(c)) would result in the holder of a Warrant receiving consideration in exchange for such Warrant which is greater than one hundred and fifty percent (150%) of the Exercise Price thereof, then unless the Company determines otherwise, such holder may not elect to retain such Warrant pursuant to clause
(a) of such sentence, but shall instead receive such consideration pursuant to clause (b). In the event that the Company shall consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded, (b) the average daily trading volume of the Exchange Securities during the one hundred eighty
(180) day period ending on the date on which such transaction is publicly disclosed is greater than two million dollars ($2,000,000) per day, (c) the historical one hundred (100) day volatility of the Exchange Securities during the period ending on the date on which such transaction is publicly disclosed is greater than sixty percent (60%) and (d) the market capitalization of the issuer of the Exchange Securities is not less than one hundred million dollars ($100,000,000) based on the last sale price of the Exchange Securities on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg) or, in lieu of clauses (c) and (d) only, the market capitalization of the issuer of the Exchange Securities is not less than one billion dollars ($1,000,000,000) as reported by Bloomberg, then the provisions of clause (b) of the first sentence of this Section 5(c) shall not apply. In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor (a "Company Transaction"), the provisions of clause (ii) of the first sentence of this Section 5(c) shall not apply to the extent that each of the following conditions remain true for the thirty (30) business days commencing as of the date of the consummation of such transaction (the "Measurement Period"): (a) the Common Stock remains publicly traded during the period, (b) the average daily trading volume of the Common Stock is greater than two million dollars ($2,000,000), (c) the historical thirty (30) day volatility of the Company's Common Stock is greater than sixty percent (60%), and (d) the market capitalization of the Company is not less than one hundred million dollars ($100,000,000) on the last day of the period (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg) or, in lieu of clauses (c) and (d)only, the market capitalization of the Company is not less than one billion dollars ($1,000,000,000) as reported by Bloomberg. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided such telecopy receipt has been confirmed and the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Major Transaction.

         The "Black-Scholes Amount" shall be an amount determined by calculating the "Black-Scholes" value of an option to purchase one share of Common Stock on the applicable page on the Bloomberg online page, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Notice of the Major Transaction; (ii) volatility of the Common Stock equal to the volatility of the common Stock during the 100 trading day period preceding the date of the Notice of the Major Transaction; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the remaining term of this Warrant on the date of the Notice of the Major Transaction; and (iv) an exercise price equal to the Exercise Price on the date of the Notice of the Major Transaction. In the event such calculation function is no longer available utilizing the Bloomberg online page, the Holder shall calculate such amount in its sole discretion using the closest available alternative mechanism and variable values to those available utilizing the Bloomberg online page for such calculation function.

                  (d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

                  (e) Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (f) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

                  (h) Other Notices.  In case at any time:

                           (i) the Company shall declare any dividend upon the
Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                           (ii) the Company shall offer for subscription pro
rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization of
the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

                  (i) Certain Definitions.

                           (i) "Market Price," as of any date, (i) means the
average of the Closing Bid Prices for the shares of Common Stock as reported to The Nasdaq National Market for the fifteen (15) trading days immediately preceding, but not including, the day prior to such date, or (ii) if The Nasdaq National Market is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (ii) "Common Stock," for purposes of this Section 5,
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 5(e) hereof, the stock or other securities or property provided for in such Section.

                  (j) Other Adjustments. If any officer (as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended) or director of the Company, directly or indirectly, including through family members, trusts or other entities related to such executive officer or director, disposes, or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of, any Common Stock beneficially owned by him during the period beginning on the Closing Date and ending on the date which is six (6) months following the date on which the registration statement required to be filed pursuant to Section 2.1 of the Registration Rights Agreement is first declared effective, then the Exercise Price shall be adjusted to the Adjusted Exercise Price (as defined herein) if such adjustment would result in a decrease in the Exercise Price; provided, however, that the Exercise Price shall not be adjusted upon the occurrence of a transfer of shares of Common Stock by P/A Fund, L.P. to its partners; and provided, further that an officer or director (and all such entities for the benefit of any member of his/her family, collectively) may in the aggregate sell during the six (6) month period following the effectiveness of the registration statement up to ten percent (10%) of his/her total holdings as of the date hereof without triggering any adjustments pursuant to this section. For any disposal of Common Stock described hereunder, the "Adjusted Exercise Price" shall mean the lesser of (a) the lowest closing bid price of the Common Stock during the thirty (30) trading day period beginning on the trading day (the "Announcement Date") immediately preceding the day on which such disposal was publicly announced and (b) 80% of the Exercise Price on the Announcement Date.

         6. Cap Amount. Prior to Stockholder Approval (as defined in the Securities Purchase Agreement), unless otherwise permitted by The Nasdaq National Market or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common

Stock issued at the Closing under the Securities Purchase Agreement and upon exercise of the Warrants exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4460(i) (or any successor rule) (the "Cap Amount") upon Closing under the Securities Purchase Agreement and the exercise of the Warrants, which amount, as of the date of initial issuance of Common Stock and Warrants to the Holders, is 2,768,248 shares. The Cap Amount shall be allocated pro rata among the Holders based on the number of shares of Common Stock and Warrants issued to each Holder. In the event a Holder shall sell or otherwise transfer any of such Holder's Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. A Holder's allocable portion of the Cap Amount shall be allocated first to the Common Stock issued to the Holder at the Closing under the Securities Purchase Agreement, then to the First Warrants (as defined in the Securities Purchase Agreement) and only the Warrants shall be subject to the limitation imposed by this Section 6.

         7. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

         8. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         9. Transfer, Exchange, Redemption and Replacement of Warrant.

                  a. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 9(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 10 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

                  b. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 9(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

                  c. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

                  d. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 9, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 9.

                  e. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  f. Additional Restriction on Exercise or Transfer. Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.9% (the "Applicable Percentage") of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder which contain similar limitations on conversion) and of which Warrants shall be exercisable (as among Warrants) shall be made on the basis of the earliest submission of the Warrants (vis-a-vis other securities owned by the Holder which contain similar limitations on conversion and vis a vis other Warrants), in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms of this Section 9(f) with the approval of the Board of Directors of the Company and the Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation; and (ii) with respect to any other matter (including through any amendment of this

Warrant), with the further consent of the holders of a majority of the then outstanding shares of Common Stock. For clarification, it is expressly a term of this security that the limitations contained in this Section shall apply to each successor Holder.

         10. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

         11. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           ON Technology Corporation
                           Waltham Woods
                           880 Winter Street, Building 4
                           Waltham, MA 02451-1449
                           Telecopy: (781)487-3300
                           Attention:  President

                           with a copy to:

                           Epstein Becker & Green, P.C.
                           75 State Street
                           Boston, Massachusetts 02109-1807
                           Telecopy: (617)342-4001
                           Attention: Gabor Garai, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.

         12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York and the state courts located in the County of [New York] in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         13. Miscellaneous.

                  a. Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder, subject to the limitation contained in Section 9(f).

                  b. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  c. Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a Cashless Exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

                  d. Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.


                                      * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                             ON Technology Corporation

                                             By:      _________________________

                                             Name:    _________________________

                                             Title:   _________________________

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

         The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of ON Technology Corporation, a Dalaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

         (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:____________________                    ________________________
                                             Signature of Holder

                                             ________________________
                                             Name of Holder (Print)


                                             Address:
                                             ________________________

                                             ________________________

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee                     Address                       No. of Shares
----------------                     -------                       -------------


and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of

________________________

                            Name:______________________________________________


                            Signature:_________________________________________
                                     Title of Signing Officer or Agent (if any):

                                      _________________________________________
                                     Address:

                                      _________________________________________

                                      _________________________________________

                                     Note:  The above signature should
                                            correspond exactly with the
                                            name on the face of the
                                            within Warrant.